Segment Information	9 Months Ended
Sep. 30, 2016
Segment Reporting [Abstract]
Segment Information

3) Segment Information

The Partnership has not presented segment information as it considers its operations to occur in one reportable segment, the shuttle tanker market. As of September 30, 2016, the Partnership’s fleet consisted of ten vessels and operated under six time charters and four bareboat charters. As of September 30, 2015, the Partnership’s fleet consisted of nine vessels and operated under five time charters and four bareboat charters. Under the time charters and bareboat charters, the charterer, not the Partnership, controls the choice of which trading areas the applicable Vessel will serve. Accordingly, the Partnership’s management, including the chief operating decision makers, does not evaluate performance according to geographical region.

The following table presents revenues and percentage of consolidated revenues for customers that accounted for more than 10% of the Partnership’s consolidated revenues during the nine months ended September 30, 2016 and 2015. All of these customers are subsidiaries of major international oil companies, except KNOT, which was chartering the Windsor Knutsen until she was redelivered to Royal Dutch Shell (“Shell”), formerly BG Group, in October 2015.

	Three Months Ended September 30,				Nine Months Ended September 30,
(U.S. Dollars in thousands)	2016		2015		2016		2015
Fronape International Company, a subsidiary of Petrobras Transporte S.A.	$11,368	26%	11,368	29%	$33,866	27%	29,250	26%
Eni Trading and Shipping S.pA	11,816	27%	11,810	30%	35,191	27%	35,000	31%
Statoil ASA	5,809	13%	5,864	15%	16,038	13%	17,345	15%
Repsol Sinopec Brasil, S.A., a subsidiary of Repsol Sinopec Brasil, B.V.	4,793	11%	5,126	13%	14,553	11%	15,212	14%
Brazil Shipping I Limited, a subsidiary of Shell	5,210	13%	—	—	15,344	12%	—	—
Standard Marine Tønsberg, a subsidiary of ExxonMobil	4,394	10%	—	—	13,087	10%	—	—
Knutsen NYK Offshore Tankers AS	—	—	5,113	13%	—	—	15,526	14%